EXHIBIT 10.26

KEY LINK ASSETS CORP.

EXTENSION AGREEMENT

WHEREAS, Key Link Assets Corp., a Delaware corporation (“Maker”), and Shawn P. Clark (“Payee”), are parties to promissory notes (“Notes”) as follows:

(a)

Promissory Note dated December 21, 2012 in the principal amount of $4,030;

(b)

Promissory Note dated March 9, 2013 in the principal amount of $1,500;

(c)

Promissory Note dated January 24, 2013 in the principal amount of $3,000, of which $1,450 has been repaid;

(d)

Promissory Note dated May 31, 2013 in the principal amount of $580

(e)

Promissory Note dated September 29, 2013 in the principal amount of $3,178.

(f)

Promissory Note dated November 12, 2013 in the principal amount of $1,050

(g)

Promissory Note dated February 19, 2014 in the principal amount of $5,290

(h)

Promissory Note dated March 13, 2014 in the amount of $500

(i)

Promissory Note dated May 23, 2014 in the amount of $340

(j)

Promissory Note dated July 22, 2014 in the amount of $6,110

(k)

Promissory Note dated August 20, 2014 in the amount of $600

(l)

Promissory Note dated November 7, 2014 in the amount of $2,000

(m)

Promissory Note dated November 24, 2014 in the amount of $850

(n)

Promissory Note dated March 2, 2015 in the amount of $772

(o)

Promissory Note dated March 20, 2015 in the amount of $3.020

(p)

Promissory Note dated May 5, 2015 in the amount of $2,750

(q)

Promissory Note dated June 24, 2015 in the amount of $975

WHEREAS, the parties desire to extend the Maturity Dates of the Notes and ratify and affirm the remaining provisions of the Notes.

NOW, THEREFORE, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.

The Maturity Dates of the Notes shall be extended to June 30, 2017.

2.

All other terms and provisions of the Notes are hereby ratified and affirmed.

IN WITNESS WHEREOF, the undersigned have caused this Extension Agreement to be duly executed as of June 29, 2015.

MAKER:	PAYEE:

KEY LINK ASSETS CORP.
A Delaware corporation

By /s/ Shawn P. Clark	/s/ Shawn P. Clark
Its Chief Executive Officer	Shawn P. Clark